SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2003

VARCO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13309	76-0252850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 W. Sam Houston Parkway South,

Suite 1700

Houston, Texas 77042

(Address of principal executive offices and zip code)

(281) 953-2200

(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

The following table sets forth reconciliations of certain non-GAAP financial information for Varco International, Inc. (the “Company”) to the most directly comparable GAAP information for the Company for the fiscal years ended December 31, 2002, 2001, 1999, 1998, 1997 and 1996. Specifically, the table presents the following information for the stated periods:

•	A reconciliation of operating profit excluding merger, transaction and litigation costs to operating profit;
•	A reconciliation of net income excluding merger, transaction and litigation costs to net income;
•	A reconciliation of dilutive earnings per share excluding merger, transaction and litigation costs to dilutive earnings per share;
•	A reconciliation of EBITDA excluding merger, transaction and litigation costs to EBITDA(1); and
•	Calculations supporting cash flow per share (i.e., net income excluding merger, transaction and litigation costs, depreciation and amortization).

Varco International, Inc.

Pro Forma Impact Excluding Merger, Transaction, and Litigation Charges

Operating Profit, Net Income, EPS, and EBITDA

For the fiscal years ended December 31, 2002, 2001, 2000, 1999, 1998, 1997, and 1996

	December 31, 2002				December 31, 2001				December 31, 2000				December 31, 1999
	Operating Profit	Net Income	Dilutive EPS	EBITDA (1)	Operating Profit	Net Income	Dilutive EPS	EBITDA (1)	Operating Profit	Net Income	Dilutive EPS	EBITDA (1)	Operating Profit	Net Income	Dilutive EPS	EBITDA (1)
Results reported in Form 10K	$156,065	$79,807	$0.82	$207,633	$158,126	$82,968	$0.86	$221,771	$60,911	$21,055	$0.22	$117,647	$67,348	$29,809	$0.32	$126,168
Add Back:
Merger, Transaction, and Litigation Charges	6,487	4,217	0.04	6,487	16,500	10,725	0.11	16,500	26,570	22,396	0.23	26,570	7,808	5,121	0.06	7,808

Results excluding merger, transaction, and litigation charges	$162,552	$84,024	$0.86	$214,120	$174,626	$93,693	$0.97	$238,271	$87,481	$43,451	$0.46	$144,217	$75,156	$34,930	$0.38	$133,976

Cash Flow Per Share:
Net Income before merger, transaction, and litigation charges		$84,024				$93,693				$43,451				$34,930
Depreciation and amortization		59,246				67,900				56,518				57,180

Cash Flow		143,270				161,593				99,969				92,110
Dilutive outstanding shares		97,431				96,675				95,356				92,693

Cash flow per share		$1.47				$1.67				$1.05				$0.99

	December 31, 1998				December 31, 1997				December 31, 1996
	Operating Profit	Net Income	Dilutive EPS	EBITDA (1)	Operating Profit	Net Income	Dilutive EPS	EBITDA (1)	Operating Profit	Net Income	Dilutive EPS	EBITDA (1)
Results reported in Form 10K	$179,062	$102,283	$1.09	$231,185	$180,412	$102,979	$1.10	$222,865	$23,563	$(25,057)	$(0.31)	$56,818
Add Back:
Extraordinary charges									—	6,373	0.07	—
Merger, Transaction, and Litigation Charges	8,500	5,525	0.06	8,500	—	—	—	—	76,601	68,610	0.78	76,601

Results excluding merger, transaction, and litigation charges	$187,562	$107,808	$1.15	$239,685	$180,412	$102,979	$1.10	$222,865	$100,164	$49,926	$0.57	$133,419

Cash Flow Per Share:
Net Income before merger, transaction, and litigation charges		$107,808				$102,979				$49,926
Depreciation and amortization		52,972				43,081				30,585

Cash Flow		160,780				146,060				80,511
Dilutive outstanding shares		93,648				93,402				87,443

Cash flow per share		$1.72				$1.56				$0.92

(1)	EBITDA means earnings before interest, taxes, depreciation, amortization, and extraordinary items and should not be considered as an alternative to net income or any other generally accepted accounting principles measure of performance as an indicator of the Company’s operating performance or as a measure of liquidity. The Company believes EBITDA is a widely accepted financial indicator of a company’s ability to service debt.

Pursuant to Securities and Exchange Commission Release No. 33-8216, the Company is furnishing this information under Items 9 and 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARCO INTERNATIONAL, INC.

Date: April 1, 2003	By:	/s/ Clay C. Williams
	Name: Title:	Clay C. Williams Vice President and Chief Financial Officer